UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 11, 2016

 TAKUNG ART CO., LTD

(Exact name of registrant as specified in its charter)

Delaware	333-176329	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat/RM 03-04 20/F Hutchison House

10 Harcourt Road, Central Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On May 11, 2016, Takung Art Co., Ltd, a Delaware corporation, issued a press release announcing the transaction value of ownership units in artwork trading on its platform for April 2016. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (the “Form 8-K”) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Form 8-K, except as shall be expressly set forth by specific reference in such filing. The information in this Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Takung Art Co., Ltd

Date: May 11, 2016

/s/ Di Xiao
Name: Di Xiao
Title: Chief Executive Officer and Director